UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                     November 17, 2009

SOLTERA MINING CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-51841	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 23, Zug, Switzerland		6300
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  011-54-388-4222-567

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 31, 2009, Nadwynn Sing resigned as a director and an officer of Soltera.  Mr. Sing’s resignation is not in connection with any known disagreement with Soltera on any matter.

Also, on November 1, 2009, Fabio Montanari consented to and was appointed the CFO, Treasurer and Corporate Secretary by the board of directors.  Mr. Montanari is now the sole officer of Soltera.

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Fabio Montanari (52 years old) has been a director and officer of Soltera since July 2007.  Mr. Montanari has been a geologist since 1985.  Mr. Montanari received his Doctor Degree in Geology in 1985 from the University of Ferrara (Italy).

Mr. Montanari does not hold a directorship in any other reporting company.

There is no family relationship among the directors or officers.

During the last two years, there has been no transaction or proposed transaction that Soltera was or is a party to in which Mr. Montanari had or is to have a direct or indirect material interest, with the exception of the Stock Acquisition Agreement.  See Exhibit 10.5 – Stock Acquisition Agreement and Exhibit 10.12 – Bare Trust for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibits 10.5 and 10.12, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.5 and Exhibit 10.12 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
10.5
Stock Acquisition Agreement dated July 24, 2007 between Soltera Mining Corp. and Fabio Montanari, filed as an Exhibit to Soltera’s Form 8-K (Current Report) on August 2, 2007 and incorporated herein by reference.
Filed
10.12	Bare Trust dated July 24, 2007, filed as an Exhibit to Soltera’s Form 10-KSB (Annual Report) on February 21, 2008 and incorporated herein by reference.	Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Soltera Mining Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SOLTERA MINING CORP.

Dated:  November 17, 2009                                                                                     By:/s/ Fabio Montanari
Fabio Montanari – CEO & Director

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